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                                                                   EXHIBIT 10.1


                       SECOND AMENDMENT TO LOAN AGREEMENT




                                                            As of June 15, 2002


         THIS SECOND AMENDMENT TO THE LOAN AGREEMENT (the "Second Amendment") is entered into as of June 15, 2002 by and among Samuels Jewelers, Inc. as Borrower (the "Borrower"), the lenders party thereto (the "Lenders") and DDJ Capital Management LLC as agent for the Lenders (the "Agent").

         WHEREAS, Borrower, Lenders and Agent are parties to that certain Loan Agreement dated as of April 30, 2001, as amended pursuant to that certain amendment dated November 12, 2001 (the "Loan Agreement"), pursuant to which Lenders have made certain credit available to and on behalf of Borrower.

         WHEREAS, the obligations of Borrower to Lenders under the Loan Agreement are secured by a lien on substantially all of the assets of Borrower pursuant to that certain Junior Security Agreement by and between Borrower and Agent on behalf of Lenders (the "Security Agreement" and, together with the Loan Agreement and the other documents and instruments executed in connection therewith, the "Loan Documents");

         WHEREAS, Borrower, Lenders and Agent are also parties to that certain Loan and Security Agreement, dated as of October 1, 2001, as amended through the date hereof (the "Senior Loan Agreement"), pursuant to which Lenders have made certain credit available to and on behalf of Borrower and to secure the obligations outstanding under the Senior Loan Agreement;

         WHEREAS, the obligations of Borrower to Lenders under the Senior Loan Agreement are secured by a first priority lien in substantially all of the assets of Borrower;

         WHEREAS, Lenders executed that certain Intercreditor and Subordination Agreement, dated as of October 1, 2001 (the "Subordination Agreement"), whereby Lenders agreed that the obligations incurred pursuant to the Loan Agreement are subordinate in right of payment to the prior payment in full of all of the obligations incurred pursuant to the Senior Loan Agreement;

         WHEREAS, the Lenders and the Borrower desire to amend the Loan Agreement in order to confirm the Borrower's obligations under the Loan Documents and in the order to amend and confirm certain provisions of the Loan Agreement, as more fully set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:



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         SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning ascribed to them in the Loan Agreement.

         SECTION 2. ACKNOWLEDGMENT OF DEBT. The Borrower acknowledges that as of the date of this Second Amendment:

               (a) The principal amount outstanding under the Tranche B Loans is $14,000,000.00.

               (b) The accrued but unpaid interest under the Tranche B Loans is $2,396,355.00 (the "Accrued Tranche B Interest").

               (c) The principal amount outstanding under the Tranche C Loans is $14,335,431.01.

               (d) The accrued but unpaid interest under the Tranche C Loans is $2,367,038 (the "Accrued Tranche C Interest").

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower has adequate corporate power and authority to execute and deliver this Second Amendment and to perform its obligations hereunder. This Second Amendment has been duly authorized, executed and delivered by the Borrower and does not contravene any law, rule or regulation applicable to the Borrower or any of the terms of the Borrower's charter documents, by-laws or other governing document or any indenture, agreement or undertaking to which the Borrower is a party. The obligations of the Borrower under this Second Amendment and the Loan Documents constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms except to the extent such enforceability
(a) may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally and (b) is subject to general principles of equity. All of the representations and warranties made by or on behalf of the Borrower in the Loan Documents are true and correct on the date hereof as if made on and as the date hereof, unless such representation or warranty is true only as of a specified date in the Loan Agreement.

         SECTION 4. AMENDMENTS. The Borrower, the Agent and the Lenders agree to amend the Loan Agreement as follows:

               (1) The definition of "Interest Rate" in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

               "Interest Rate" shall mean 20% per annum.

               (2) The definition of "Maturity Date" in Section 1.1 of the Loan Agreement shall be amended by deleting "June 15, 2002" and replacing the same with "June 30, 2003".

               (3) The definition of "Overadvance" in Section 1.1 of the Loan Agreement shall be deleted in its entirety.


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               (4) The definition of "Senior Loan Agreement" in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

               "Senior Loan Agreement" shall have the meaning ascribed to it in the third WHEREAS clause of the Second Amendment.

               (5) The definition of "Tranche B Loans" shall be deleted in its entirety and replaced with the following:

               "Tranche B Loans" shall mean the Initial Tranche B Loan and any Additional Tranche B Loans made by Lender's to the Borrower under
               Article 2 hereof, plus any other principal due to the Lenders pursuant to the terms of the Loan Agreement, including amounts due pursuant to Sections 2.5(c) and 2.5(d) hereof.

               (6) The definition of "Tranche C Loans" shall be deleted in its entirety and replaced with the following:

               "Tranche C Loans" shall mean the $14,335,431.01 Tranche C Loan arising out of the Lender's purchase from various trade vendors of certain of the Borrower's accounts payable, each of which is evidenced by an Assignment of Claim, plus any other principal due to Lenders pursuant to the terms of the Loan Agreement, including amounts due pursuant to Sections 2.5(c) and 2.5(d) hereof.

               (7) Section 2.2 of the Loan Agreement (Permitted Additional Tranche B Loans) shall be amended by adding the following subsection 2.2(c):

               (c) Notwithstanding anything to the contrary contained in the Loan Agreement, the Borrower shall have no right to any Additional Tranche B Loans from and including the date of the Second Amendment through the Maturity Date.

               (8) Section 2.4 of the Loan Agreement (Overadvances) shall be deleted in its entirety and replaced with the following:

               Section 2.4 [Intentionally Omitted].

               (9) Section 2.5 of the Loan Agreement (Interest on Loans) shall be amended by adding the following subsections (c) and (d):

               (c) The Accrued Tranche B Interest and the Accrued Tranche C Interest due and payable to the Lenders as of the date of the Second Amendment shall be capitalized and added to the principal amount outstanding under the Tranche B Loans and the Tranche C Loans, respectively.


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               (d) For any month following the date of the Second Amendment, the
               Borrower may elect not to make a cash payment of interest on the Loans as required by Section 2.5(a) by providing the Agent with three (3) Business Days' notice prior to the first Business Day of such month that they elect not to make the monthly cash interest payment due pursuant to Section 2.5(a) of the Loan Agreement (an "Election"). In the event that the Borrower makes an Election, the monthly interest payment for which the Borrower made an Election shall be capitalized and added to the principal amount outstanding under the Tranche B or Tranche C Loans, as the case may be.

               (10) Section 2.7 (Fees and Additional Compensation) of the Loan Agreement shall be amended by deleting Section 2.7(b) in its entirety.

               (11) Section 9.1 (Events of Default) of the Loan Agreement shall be amended by deleting Section 9.1(j) in its entirety and replacing it with the following:

               (j) [Intentionally Omitted].

         SECTION 5. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Second Amendment and any related documents.

         SECTION 6. EFFECTIVENESS; CONDITION TO EFFECTIVENESS. This Second Amendment shall become effective as of the date first set forth above, upon execution hereof by the Lenders, the Agent and the Borrower.

         SECTION 7. OBLIGATIONS IN FULL FORCE AND EFFECT Except as herein amended and modified, the Loan Agreement and the other Loan Documents shall remain in full force and effect.

         SECTION 8. COUNTERPARTS. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.


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         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date and year first written above.


                                        SAMUELS JEWELERS, INC.


                                        By:  /s/ ROBERT HERMAN
                                           ------------------------------------
                                        Name: Robert Herman
                                        Title: Assistant Secretary


                                        DDJ CAPITAL MANAGEMENT, LLC


                                        By:  /s/ DAVID J. BREAZZANO
                                           ------------------------------------
                                        Name:
                                        Title:


                                        B III CAPITAL PARTNERS:
                                        By:  DDJ Capital III, LLC, its General
                                             Partner
                                        By:  DDJ Capital Management, LLC,
                                             Manager


                                        By:  /s/ DAVID J. BREAZZANO
                                           ------------------------------------
                                        Name:   David J. Breazzano
                                        Title:   Member


                                        B III-A CAPITAL PARTNERS, L.P.
                                        By:  GP III-A, LLC, its General Partner
                                        By:  DDJ Capital Management, LLC,
                                             Manager


                                        By:  /s/ DAVID J. BREAZZANO
                                           ------------------------------------
                                        Name:   David J. Breazzano
                                        Title:   Member




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